UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 22, 2006

A.G. EDWARDS, INC.

Delaware	001-08527	43-1288229
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction)		Identification Number)

One North Jefferson
St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 955-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 1.01 Entry into a Material Definitive Agreement

On February 22, 2006, the Compensation Committee (the “Committee”) of A.G. Edwards, Inc. (the “Company”) met. The Committee is charged with determining the compensation of the chief executive officer and recommending to the Board of Directors for approval the compensation for officers other than the chief executive officer designated as “Senior Executives.” The Committee members are all directors that the Board of Directors has determined are independent of management. The Company anticipates that its named executives for fiscal year 2006 will be Robert L. Bagby, Gene M. Diederich, Douglas L. Kelly, Ronald J. Kessler, and Peter M. Miller (collectively referred to as the “Named Executive Officers”).

Fiscal Year 2006 Compensation

At the February 22, 2006 meeting, the Committee approved a discretionary merit bonus of $280,000 to be paid to Chief Executive Officer Robert L. Bagby for fiscal year 2006. The Committee recommended, and the Board of Directors subsequently approved at its meeting on February 23, 2006 discretionary merit bonuses as follows: Gene M. Diederich $120,000, Douglas L. Kelly $120,000, Ronald J. Kessler $100,000, and Peter M. Miller $100,000. The discretionary merit bonuses are to be paid half in cash and half in restricted stock of A.G. Edwards, Inc. awarded under the 1988 Incentive Stock Plan and subject to three-year vesting among other terms.

The Company will provide additional information regarding the compensation awarded to the Named Executive Officers for fiscal year 2006, in the proxy statement for the Company’s 2006 annual meeting of stockholders that is expected to be filed with the Securities and Exchange Commission in May 2006.

Fiscal Year 2007 Compensation

At the February 22, 2006 meeting, the Committee determined that Robert L. Bagby’s salary for fiscal year 2007 will be $500,000 and his shares in the Corporate Executive Bonus Plan for fiscal year 2007 will be 450. The Committee also recommended and the Board of Directors subsequently approved at its meeting on February 23, 2006 salaries for fiscal year 2007 and shares in the Corporate Executive Bonus Plan for fiscal year 2007 as follows: Gene M. Diederich $200,000 salary and 325 shares, Douglas L. Kelly $220,000 salary and 350 shares, Ronald J. Kessler $210,000 salary and 325 shares, and Peter M. Miller $200,000 salary and 325 shares.

Director Compensation

On February 23, 2006, the Board of Directors, based on the recommendation of the Compensation Committee, determined that effective March 1, 2006, the compensation for members of the Audit Committee is increased to $2,500 per meeting from $1,000 per meeting and all other director compensation should remain unchanged.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date:	February 28, 2006	By:	/s/Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer